Intangible Assets	6 Months Ended
Jun. 30, 2023
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets

5. Intangible assets

The Company’s intangible assets consisted of the following:

Gross carrying value	June 30, 2023	December 31, 2022
Brands	$167,690	$165,283
Software development costs	839,124	787,492
Customer relationships	1,530,824	1,505,839
Computer software	42,630	38,857
Total	2,580,268	2,497,471

Accumulated amortization
Brands	92,459	83,317
Software development costs	526,555	472,791
Customer relationships	687,619	624,756
Computer software	29,860	25,149
Total	1,336,493	1,206,013
Intangible assets, net	$1,243,775	$1,291,458

Amortization expense on intangible assets for the three months ended June 30, 2023 and 2022, was $65,025 and $67,900, respectively. Amortization expense on intangible assets for the six months ended June 30, 2023 and 2022, was $127,157 and $129,495, respectively. During the six months ended June 30, 2023, we purchased multiple merchant portfolios for a purchase price of $24,146, including contingent consideration, which were accounted for as asset acquisitions. The remaining increase in gross intangible assets during the six months ended June 30, 2023, relates to software development costs.

The Company performs an impairment analysis on intangibles assets with finite lives when events and circumstances have occurred that would indicate the carrying amount of intangible assets may not be recoverable. For the three and six months ended June 30, 2023, $193 and $275 of impairment expense was recognized related to software development costs.